                                   (LOGO)
                                  Aberdeen
                             Asia-Pacific Income
                                  Fund, Inc.


         (GRAPHIC)
Invests primarily in Australian
   and Asian debt securities.


                               Annual Report
                              October 31, 2002

Letter to Shareholders

                                       December 13, 2002

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") for the year ended October 31, 2002. Included in this report is a review of the Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager").

Net Asset Value Performance: 8.2% Per Annum Return Since Inception
The Fund's net asset value ("NAV") return was 19.7% for the twelve months ended October 31, 2002 and 8.2% per annum since inception, assuming reinvestment of distributions.

Share Price Performance
The Fund's share price rose 5.7% over the year, from $4.02 on October 31, 2001 to $4.25 on October 31, 2002. The Fund's share price on October 31, 2002 represented a discount of 16.0% to the NAV per share of $5.06. This represents a widening of the discount to NAV of 13.5% on October 31, 2001.

Asia: 42.8% of Total Assets invested in Asian Debt Securities
As of October 31, 2002, the Fund held 42.8% of its total assets in Asian debt securities. Of the Fund's total assets, 26.4% were held in Asian Yankee bonds, bringing the Fund's total U.S. dollar exposure to 29.1%.

Credit Quality: 71.1% of Total Assets Rated or Deemed Equivalent to A or
Better
The Fund's total investments have maintained a high credit quality. As of October 31, 2002, 71.1% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions
Distributions to common shareholders for the 12 months ended October 31, 2002 totaled 45 cents per share. Based on the share price of $4.25 on October 31, 2002, the cash distribution rate over the 12 months then ended was 10.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit. On December 11, 2002 the Board of Directors declared a monthly distribution of 3.5 cents per share payable on January 10, 2003 to all shareholders of record as of December 31, 2002. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention

 2 Aberdeen Asia-Pacific Income Fund, Inc.

that the monthly distribution of 3.5 cents per share be maintained for 12 months, having begun with the February 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2003.

Buy-Back program
On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001 and, as of the date of this report, 2,723,300 shares have been repurchased and cancelled.

Proposed Rights Offering to Common Shareholders
On October 8, 2002, the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed transferable right offering to common shareholders. The purpose of the offering is to enable the Fund to increase its investments in Asian debt securities and to increase the Fund's net investment income. On November 19, 2002, the Fund issued a press release indicating that the Rights Offering Committee of the Board of Directors had made a determination that market conditions were not then favorable for the commencement of the offering, and that the commencement of the offering should be delayed until such time as market conditions may provide the Fund with an opportunity to enhance returns to shareholders. The Board of Directors will continue to review market conditions and all possible actions, which may include a rights offering, to enhance shareholder returns consistent with the Fund's primary investment objective.

For information about the Fund, including weekly updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Investor Relations, by:

- calling toll free on 1-800-522-5465 in the United States,

- emailing InvestorRelations@aberdeen-asset.com, or

- visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen Group, visit the Aberdeen Website at www.aberdeen-asset.com.


Sincerely,

Martin Gilbert
Chairman

         All amounts are U.S. dollars unless otherwise stated.

                                      Aberdeen Asia-Pacific Income Fund, Inc.  3

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2002 were composed of 40% net investment income and 60% return of paid-in capital.

The amount attributed as a return of capital reflects, in part, the realization of currency losses in the Fund's Australian bond portfolio as a result of positioning the Fund's investments more toward Asia. Fund assets are marked to market; therefore the realization of such currency losses does not impact the Fund's net asset value. However these losses do offset distributable income, therefore increasing the return of capital component of the distribution.

The Investment Manager anticipates further increases in the level of investment in Asian fixed income securities, which may result in the realization of additional currency losses. The Investment Manager believes that the Fund will benefit from the increased exposure to Asia. Likewise, the Investment Manager anticipates that the higher yields currently available in that region, as compared with yields currently available in Australia, may better position the Fund to reduce and potentially eliminate the return of capital component of the Fund's monthly distributions. There can be no assurance, however, that the Investment Manager's expectations will be met.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

 4 Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, EquiServe Trust Company N.A. (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011 or toll free on 1-800-451-
6788.

                                      Aberdeen Asia-Pacific Income Fund, Inc.  5

Report of the Investment Manager

Share Price Performance
On October 31, 2002 the Fund's share price was $4.25, which represented a discount of 16.0% to the NAV of $5.06. At the date of this report, the share price was $4.40 representing a discount of 15.1% to the NAV of $5.18.


           NAV vs Share Price April 1986 through October 2002
                            (LINE GRAPH)


Distributions
The Board reduced the Fund's monthly distribution from 4.5 cents per share to
3.5 cents per share beginning with the distribution payable on February 8, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Asian fixed income securities, and also anticipates further improvement in the value of non-U.S. dollar currencies. Together, these factors may enhance the Fund's net investment income and its ability to realize capital gains. However, there can be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)
The Fund's $600 million of AMPS continued to be well bid at the weekly auctions. The average dividend rate paid was 1.95% over the quarter ended October 31, 2002, compared with an interest rate of 1.73% for 30-day U.S.

 6 Aberdeen Asia-Pacific Income Fund, Inc.

commercial paper over the same period. These rates remained broadly unchanged over the period as the U.S. Federal Reserve has kept interest rates on hold. The rates paid to preferred shareholders have decreased since October 31, 2002 to a level of 1.50% as of the date of this report.

Over the past year, the impact of AMPS on the Fund has been positive, as the Australian dollar strengthened against the U.S. dollar. Most key Asian currencies followed a similar trend, with the Korean won, Thai baht, Singapore dollar and Indonesian rupiah all rising over the twelve months. In addition, the fact that U.S. interest rates have remained at historic lows has meant that the differential between AMPS funding rates and the yields at which the Fund invests remains positive. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Investment Manager to be favorable and AMPS are therefore seen as having the potential to enhance total shareholder returns in the medium term.

On September 16, 2002, the Fund entered into a 2 year interest rate swap agreement in order to hedge one third of the Fund's outstanding issues of AMPS. Under the original terms of the agreement, the Fund received a floating rate of interest (one month USD-LIBOR BBA rate) based on a notional amount of US$200,000,000 and paid interest at a fixed rated of 2.46%. The fixed rate was re-priced to 2.10% on October 1, 2002.

                                      Aberdeen Asia-Pacific Income Fund, Inc.  7

PORTFOLIO COMPOSITION

Quality of Investments
As of October 31, 2002, 71.1% of the Fund's total assets were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of October 31, 2002, compared with the previous quarter and twelve months:

                   AAA/Aaa     AA/Aa      A      BBB/Baa    BB/Ba*     B*     CCC*
Date                  %         %         %         %        %        %       %
October 31, 2002     46.7      11.5      12.9      16.7      9.7      2.4     0.1
July 31, 2002        46.5      13.7      11.2      16.6      9.1      2.8     0.1
October 31, 2001     51.0      21.2       2.6      19.3      3.5      2.4     0.0

* Below investment grade

Geographic Composition
The table below shows the geographical composition (i.e. with Yankees allocated into country of issuance) of the Fund's total investments as of October 31, 2002, compared with the previous quarter and twelve months:

                                   Asia
                    Australia  (including NZ)   United States
Date                   %            %               %
October 31, 2002      56.3         42.8             0.9
July 31, 2002         56.4         43.2             0.4
October 31, 2001      63.5         31.1             5.4


         Geographic Composition as of October 31, 2002
                            (BAR GRAPH)


 8 Aberdeen Asia-Pacific Income Fund, Inc.

Currency Composition
The table below shows the currency composition of the Fund's total investments as of October 31, 2002, compared with the previous quarter and twelve months:

                   Australian      Asian Currencies
                     Dollar     (including NZ dollar)    US Dollar*    Euro
Date                   %                 %                   %           %
October 31, 2002      56.3              14.4                29.1        0.2
July 31, 2002         56.4              14.9                28.5        0.2
October 31, 2001      63.5              12.8                23.7        0.0

* Includes Asian Yankee Bonds: 26.4% on October 31, 2002, 28.1% on July 31, 2002, 18.3% on October 31, 2001.

Interest Rate Exposure
The table below shows the country composition of the Fund's total investments as of October 31, 2002 according to interest rate risk, compared with the previous quarter and twelve months:

                                       Asia
                   Australia       (including NZ)      United States   Euro
Date                   %                 %                   %          %
October 31, 2002      56.3              14.4                29.1        0.2
July 31, 2002         56.4              14.9                28.5        0.2
October 31, 2001      63.5              12.8                23.7        0.0

Maturity Composition
On October 31, 2002 the duration of the portfolio was 4.5 years, compared with 3.6 years on October 31, 2001. The average maturity of the portfolio was
7.8 years, compared with 5.7 years on October 31, 2001. The following table shows the maturity composition of the Fund's portfolio as of October 31, 2002, compared with the previous quarter and twelve months:

                   Under 3 Years  3 to 5 Years   5 to 10 Years  10 Years & Over
Date                     %             %               %              %
October 31, 2002        24.7          21.6            38.1           15.6
July 31, 2002           27.1          14.4            46.0           12.5
October 31, 2001        36.6          17.6            39.0            6.8

                                      Aberdeen Asia-Pacific Income Fund, Inc.  9

Sectoral Composition
The following shows the sectoral composition of the portfolio as of October 31, 2002:

                                                         US Dollar and
                         Domestic Currency Bonds           Euro Bonds

                                        Asia                 United
                                     (Including              States
                                        New                  (Cash/
                          Australia   Zealand)     Yankees   Bonds)   Euros
                              %          %           %        %        %
Government*                  18.7        7.9         9.1      0.0      0.0
Semi Government**            21.4        0.6         2.7      0.0      0.0
Government Bank               0.0        1.5         1.6      0.0      0.0
Utility                       2.4        0.3         1.7      0.0      0.0
Supranational                 3.3        0.0         0.0      0.0      0.0
Bank/Finance Company***       6.8        3.6         2.9      2.7      0.2
Corporate                     3.7        0.5         8.4      0.0      0.0

* Includes government guaranteed debt.** Includes state government guaranteed banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.


                  Sectorial Composition as of October 31, 2002
                                  (BAR GRAPH)


10 Aberdeen Asia-Pacific Income Fund, Inc.

Market Review and Outlook

AUSTRALIA

Economy
The Australian economy is currently in its eleventh year of expansion. Recent economic data indicated that the economy's annual growth rate was 3.8% in the second quarter of 2002. This result was underpinned by strong consumer demand, with retail sales 8% higher than the second quarter of 2001, and a strong housing sector, with building approvals recently pulling back from 8 year highs.

In the labor market, employment growth is currently running at an annual rate of 2% and the unemployment level has dropped to a 12-month low of 6.2%. Business conditions improved throughout 2002 to reach their highest levels since late 1999, reflecting better profitability and employment and trading conditions at 2-year highs. Business confidence has also strengthened in the face of weaker equity markets and threats of war.

Following two 0.25% tightenings earlier in 2002, the Reserve Bank of Australia (RBA) has opted to leave interest rates unchanged since June 2002, with their decisions likely to have been influenced by uncertainty about the strength of the global recovery, the threat of military action in Iraq and volatility in global equity markets. This has maintained Australian interest rates at historically low levels and an accommodative stance of monetary policy, although the RBA still retains a bias to raise interest rates further.

Fixed Income
The benchmark 10-year bond yield rose to 5.57% from 5.23% over the year ended October 31, 2002. Bank bill yields rose over the year, closing at 4.88%.

Currency
The Australian dollar surged through the first half of 2002 before losing ground in July, with investors heading for the relative safety of the Euro and the U.S. dollar, as the equity market fallout prompted renewed fears of a global recession. The Investment Manager's long-held view that the Australian dollar would appreciate towards 56 cents was achieved, and exceeded, in recent months as an ebbing of support for the U.S. dollar benefited peripheral currencies. The widening of the differential between Australian and U.S. interest rates continued throughout 2002, reaching levels not seen since the mid 1990s. The Investment Manager believes that this should remain a key source of support to the currency in the near term --

                                      Aberdeen Asia-Pacific Income Fund, Inc. 11
particularly given the likelihood that an easing in U.S. interest rates will see the differential widen further - as will the relative strength of domestic fundamentals. The Investment Manager retains the view that a target of 60 cents is achievable over the next 12 months.

The Australian dollar closed the period at US $0.55 on October 31, 2002.

ASIA

Economies
During the last quarter consumer demand was strong throughout Asia despite a fragile global economy. This reflected the easier fiscal and monetary policy settings prevailing in these economies. Inflationary pressures were generally low, with economic growth in a recovery phase and excess capacity evident in a number of industries. The Investment Manager expects that most non-pegged currencies in the Asian region will strengthen against the U.S. dollar, providing a natural tightening bias for many economies and that the Asian central banks will allow this to occur to an extent. However, the Investment Manager also believes that substantial currency appreciation is likely to be resisted by direct intervention or, in some cases, interest rate cuts. Asian economies have seen a sharp improvement in their export performance since late 2001. The Investment Manager anticipates that exports will probably continue to be a significant contributor to Asian growth.

Domestic Bond and Currency Markets
Continued high levels of liquidity and ongoing concern over a weakening outlook for the global backdrop saw domestic bonds rally over the quarter. The Fund's total Asian currency exposure was increased during the year ended October 31, 2002 to 14.4%.

Asian Yankee (US$ denominated) Bond Market
Asian Yankee bonds posted gains over the year, with yields falling sharply as a result of rallying US Treasuries.

12 Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Market Rates

The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods:

                      October 31        July 31       October 31
                         2002            2002            2001
Australia
90 day bank bills          4.88%           4.95%           4.29%
10 year bonds              5.57%           5.95%           5.23%
Australian Dollar    $     0.55      $     0.54      $     0.50

New Zealand
90 day bank bills          5.91%           5.94%           4.96%
10 year bonds              6.32%           6.53%           6.18%
NZ Dollar            $     0.49      $     0.47      $     0.41

South Korea
90 day T-bills             4.78%           4.74%           4.37%
10 year bonds              5.99%           6.46%           6.85%
South Korean Won*    W  1218.50      W  1188.09      W  1290.00

Thailand
90 day deposits            1.75%           2.00%           2.50%
10 year bonds              3.79%           5.00%           5.55%
Thai Baht*           B    43.28      B    42.02      B    44.70

Philippines
90 day T-bills             5.80%           5.59%          11.07%
10 year bonds             12.65%          12.78%          17.80%
Philippine Peso*     P    53.13      P    51.28      P    52.00

Malaysia
90 day T-bills             2.71%           2.73%           2.73%
10 year bonds              3.79%           3.97%           3.30%
Malaysia Ringgit*    R     3.80      R     3.80      R     3.80

Singapore
90 day T-bills             0.95%           0.70%           0.60%
10 year bonds              3.04%           3.72%           2.97%
Singapore Dollar*    S$    1.77      S$    1.76      S$    1.82

US$ Yankee Bonds**
South Korea                4.10%           4.80%           5.54%
Malaysia                   4.97%           5.61%           6.57%
Philippines                7.71%           8.08%          10.19%
Hong Kong                  4.46%           5.18%           5.34%

* These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
** Sovereign issues

Aberdeen Asset Managers (C.I.) Limited
December 2002

                                      Aberdeen Asia-Pacific Income Fund, Inc. 13

Portfolio of Investments
October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
LONG-TERM INVESTMENTS--122.7%
AUSTRALIA--71.5%
Government and Semi-Government--49.8%
Commonwealth of Australia--27.4%
A$
              Australia Postal Corporation
   22,000         6.00%,       3/25/09     $    12,354,549
              Commonwealth Bank of Australia
   12,000         5.25%,       12/1/04           6,693,582
    8,000         6.00%,        9/1/05           4,545,797
   20,000         6.75%,       12/1/07          11,772,156
    4,000         6.25%,       2/10/09           2,241,917
   10,000         6.25%,        9/1/09           5,754,787
              Commonwealth of Australia
   40,000         9.00%,       9/15/04          23,827,375
   45,450         7.50%,       7/15/05          26,865,817
   10,000        10.00%,       2/15/06           6,383,795
   22,000         6.75%,      11/15/06          12,949,250
   40,500        10.00%,      10/15/07          27,154,592
   77,000         8.75%,       8/15/08          50,026,798
   88,000         7.50%,       9/15/09          54,633,111
   75,000         5.75%,       6/15/11          42,301,354
  133,000         6.50%,       5/15/13          79,045,313
                                           ---------------
                                               366,550,193
                                           ---------------
New South Wales--7.0%
              New South Wales Treasury Corporation
   54,000        12.60%,        5/1/06          36,960,908
   20,000         8.00%,        3/1/08          12,380,218
   55,000         7.00%,       12/1/10          33,107,587
   20,000         6.00%,        5/1/12          11,210,361
                                           ---------------
                                                93,659,074
                                           ---------------
Queensland--4.3%
              Queensland Treasury Corporation
   20,000         6.50%,       6/14/05          11,498,308
   15,200         6.00%,       7/14/09           8,650,385
   40,000         6.00%,       6/14/11          22,640,290
   10,000         6.00%,      10/14/15           5,621,277
   17,000         6.00%,       6/14/21           9,525,505
                                           ---------------
                                                57,935,765
                                           ---------------
South Australia--2.5%
              South Australian Financing Authority
   55,000         7.50%,      10/15/07          33,306,313
                                           ---------------
A$
Tasmania--0.5%
              Tasmanian Public Finance Corporation
   10,000         9.00%,      11/15/04     $     5,956,849
                                           ---------------
Victoria--4.2%
              Treasury Corporation of Victoria
   10,000         6.00%,      11/15/06           5,707,971
   20,500        10.25%,      11/15/06          13,440,579
   25,000         7.50%,       8/15/08          15,278,405
   40,000         5.50%,       9/15/10          22,013,780
                                           ---------------
                                                56,440,735
                                           ---------------
Western Australia--3.9%
              Western Australia Treasury Corporation
   26,000         8.00%,      10/15/07          16,065,595
   50,000         7.50%,      10/15/09          30,758,284
   10,000         7.00%,       4/15/11           6,016,980
                                           ---------------
                                                52,840,859
                                           ---------------
              Total Australian government
              and semi-government
              (cost $693,063,835)              666,689,788
                                           ---------------
Eurobonds--16.2%
Banking and Finance--8.8%
              ANZ Banking Corporation
   10,000         6.75%,       3/22/12           5,706,028
              Bank Austria AG
   11,278       10.875%,      11/17/04           6,857,928
              BHP Finance Limited
   15,000         6.25%,       8/15/08           8,358,319
              Commonwealth Bank of Australia
   10,000         9.00%,       8/15/05           6,069,452
              Dexia Municipal Agency
   15,000         6.00%,      10/15/07           8,491,680
              Federal National Mortgage Association Global
   52,065        6.375%,       8/15/07          30,082,080
              GE Capital Australia Limited
   10,000         6.25%,       4/15/05           5,621,166
   10,000         6.75%,       9/15/07           5,691,764
              Jem Bonds Limited
   10,000         9.00%,       7/15/06           6,188,691
              KFW International Finance
    5,513        9.125%,       7/26/05           3,355,549

14 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
A$
              Landwirtschaft Rentenbank
   10,000         6.00%,   9/15/09     $      5,647,196
              Northern Territory Authority
    8,000         6.50%,   7/15/05            4,543,643
    5,000        10.03%,    8/9/05            3,123,966
   10,000         5.75%,   9/14/07            5,609,871
              Principal Finance Global Fund
   16,650         7.00%,   7/15/05            9,477,230
              Puma
    5,000         7.47%,   2/21/33            2,794,209
                                       ----------------
                                            117,618,772
                                       ----------------
Semi-Government and Local
Government--4.4%
              New South Wales Treasury Corporation
    7,000        10.50%,   12/7/04            4,277,584
    7,000         9.25%,   6/20/06            4,260,012
   40,000         8.00%,    3/1/08           24,727,822
              Queensland Treasury Corporation
   20,000        12.00%,   6/15/05           12,998,980
   20,000         8.00%,   9/14/07           12,358,483
                                       ----------------
                                             58,622,881
                                       ----------------
Supranational Global--3.0%
              EFIC
    2,000        11.00%,  12/29/04            1,235,670
              Eurofima
    8,170        9.875%,   1/17/07            5,270,803
   30,000         6.50%,   8/22/11           17,302,365
              European Investment Bank
   19,000         6.00%,   7/15/05           10,776,832
              Kingdom of Sweden
    8,287        7.875%,   4/23/07            5,030,263
              Quebec Province
    1,500         5.75%,   2/15/06              839,529
                                       ----------------
                                             40,455,462
                                       ----------------
              Total Australian
              eurobonds
              (cost $232,208,872)           216,697,115
                                       ----------------
Corporate Bonds--5.5%
Banking and Finance--0.8%
              DSL Bank
   15,000         6.25%,  11/15/06            8,574,495
A$
              St. George Bank Limited
    5,000         6.00%,   9/25/12     $      2,789,020
                                       ----------------
                                             11,363,515
                                       ----------------
Floating Rate Notes*--0.0%
              Crusade Trust
      745       4.6133%,   7/10/29              413,393
                                       ----------------
Services--4.7%
              Airservices Australia
    5,000         6.50%,  11/15/06            2,871,885
              British American Tobacco Corporation
    8,000         6.50%,  11/15/06            4,485,366
              GPT Management Limited
   10,000         6.50%,  10/15/07            5,665,706
              ING Office Finance
    4,500         6.25%,   8/19/08            2,477,886
              Melbourne Airport
    2,000         6.75%,   6/15/08            1,142,266
              Southern Cross Airports Company Limited
   15,500         6.02%,  10/11/07            8,607,895
              Telstra Corporation
    7,000         8.00%,   9/15/04            4,068,873
   30,000        12.00%,   5/15/06           19,994,661
   10,000         7.25%,  11/15/12            5,750,319
    2,000         8.75%,   1/15/20            1,353,158
              Wesfarmers Limited
    6,000         6.25%,   8/27/07            3,361,477
              Westpac Banking Corporation
    5,000         7.00%,    8/2/10            2,865,530
                                       ----------------
                                             62,645,022
                                       ----------------
              Total Australian
              corporate bonds
              (cost $77,644,701)             74,421,930
                                       ----------------
              Total Australian
              long-term investments
              (cost $1,002,917,408)         957,808,833
                                       ----------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 15

October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
EUROPEAN COMMUNITY--0.3%
Corporate Bonds--0.3%
 EUR
              Oversea - Chinese Banking Corporation
    4,000         7.25%,        9/6/11
              (cost $3,624,971)            $     4,217,556
                                           ---------------
HONG KONG--0.1%
Corporate Bonds--0.1%
 HKD
              GH Water Supply Holdings Limited
   16,384         8.00%,      12/22/10
              (cost $1,844,715)                  1,869,724
                                           ---------------
JAPAN--0.9%
Government Bonds--0.9%
 JPY
              Inchon Metropolitan City
  500,000         3.70%,       4/26/06           4,391,618
              PTT Exploration & Production
  900,000         3.35%,       9/19/07           7,984,990
                                           ---------------
              Total Japan long-term
              investments
              (cost $12,209,216)                12,376,608
                                           ---------------
KOREA--4.4%
Government Bonds--4.4%
 KRW
              Korea Deposit Insurance Fund Bond
19,000,000        8.72%,       3/12/04          16,767,626
2,000,000        15.00%,        7/3/04           1,967,564
              Korea Treasury Bonds
19,170,000        7.15%,       4/11/06          16,604,566
10,000,000        5.64%,      10/17/06           8,258,778
16,674,000        6.91%,       7/18/11          14,628,703
                                           ---------------
              Total Korea long-term
              investments
              (cost $53,542,690)                58,227,237
                                           ---------------
MALAYSIA--1.4%
Government Bonds--0.9%
 MYR
              Malaysia Government Bonds
   17,300         5.00%,       4/15/05     $     4,763,180
   11,390        6.844%,       10/1/09           3,616,295
   15,000        3.833%,       9/28/11           3,966,943
                                           ---------------
              Total Malaysia government
              bonds
              (cost $11,679,500)                12,346,418
                                           ---------------
Corporate Bonds--0.5%
              British American Tobacco Corporation
    9,000         7.10%,       11/2/04           2,540,691
              YTL Corporation Berhad
   13,000         8.50%,       6/29/04           3,685,282
                                           ---------------
              Total Malaysia corporate
              bonds
              (cost $6,028,852)                  6,225,973
                                           ---------------
              Total Malaysia long-term
              investments
              (cost $17,708,352)                18,572,391
                                           ---------------
PHILIPPINES--0.8%
Government Bonds--0.8%
 PHP
              Philippine Government Bonds
  372,800        18.00%,      11/26/08           9,013,614
   95,000        13.00%,       4/25/12           1,854,270
                                           ---------------
              Total Philippines long-term
              investments
              (cost $11,266,031)                10,867,884
                                           ---------------
SINGAPORE--1.3%
Government Bonds--1.3%
 SGD
              Singapore Government Bonds
    6,000         4.00%,        2/1/05           3,601,986
   20,872        4.625%,        7/1/10          13,304,500
                                           ---------------
              Total Singapore long-term
              investments
              (cost $15,550,690)                16,906,486
                                           ---------------

16 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
THAILAND--2.2%
Government Bonds--2.2%
 THB
              Eastern Water Resources
  115,000         9.00%,   7/22/04     $      2,921,959
              Export-Import Bank of Thailand
   80,000         7.25%,    5/6/04            1,982,072
              Thailand Government Bonds
  185,000         6.25%,   6/15/04            4,554,546
   63,100         8.50%,  10/14/05            1,719,824
   44,000         8.00%,   12/8/06            1,237,220
   68,000         5.60%,    7/7/07            1,775,399
   85,000         8.50%,   12/8/08            2,552,029
   80,000        5.375%,  11/30/11            2,077,742
  431,000         5.50%,   1/18/17           11,207,907
                                       ----------------
              Total Thailand
              long-term investments
              (cost $28,775,999)             30,028,698
                                       ----------------
UNITED STATES--39.8%
Yankee Bonds--39.8%
 USD
              AES China Generating Co. Limited
    5,200       10.125%,  12/15/06            4,836,000
              Bangkok Bank Public Company
   10,000         8.75%,   3/15/07           11,413,088
   12,500        9.025%,   3/15/29           12,274,232
              Bangkok Sentral Ng
    4,000         8.60%,   6/15/27            3,590,800
              Cable & Wireless Optus Finance
    5,800         8.00%,   6/22/10            6,649,554
              China Development Bank
    4,000         8.25%,   5/15/09            4,822,000
              Cho Hung Bank
    5,500         6.95%,    1/7/05            6,395,070
    1,500       11.875%,    4/1/10            1,748,670
              CITIC Ka Wah Bank
   14,200        7.625%,    7/5/11           14,941,240
    3,350        9.125%,   5/30/12            3,529,225
              CLP Power HK Finance
    2,500         6.25%,    5/8/12            2,714,227
              CNOOC Finance Limited
    4,875        6.375%,    3/8/12            5,279,089
              Dao Heng Bank Limited
    4,500         7.75%,   1/24/07            5,067,242
 USD
              Development Bank of Singapore
    7,000        7.657%,   3/15/11     $      7,529,143
    5,000        7.125%,   5/15/11            5,499,000
              Flextronics International Limited
    2,500        9.875%,    7/1/10            2,600,000
              GH Water Supply Holdings Limited
    1,900         7.00%,   6/22/08            1,900,000
              Globe Telecom Incorporated
    9,000        13.00%,    8/1/09           10,459,338
    4,750         9.75%,   4/15/12            4,999,375
              Hanvit Bank
    4,000        11.75%,    3/1/10            4,606,000
    3,500        12.75%,    3/1/10            4,120,938
              Hutchison Whampoa International Limited
    6,000         7.00%,   2/16/11            6,211,510
              Hysan Limited
    4,000         7.00%,    2/1/12            4,217,326
              Hyundai Motor Co. Limited
    2,000         7.33%,  12/12/05            2,124,766
              Industrial Finance Corporation
    1,000        7.375%,   1/14/07            1,113,600
              Jardine Strategic Finance Limited
    3,500        6.375%,   11/8/11            3,447,284
              Kia Motors Corporation
    4,000        9.375%,   7/11/06            4,568,880
              Kingdom of Thailand
    2,700         7.07%,   9/30/13            2,778,278
              Korea Development Bank
    3,000         5.25%,  11/16/06            3,177,000
              Korea Electric Power Corporation
    9,000         7.75%,    4/1/13           10,617,390
   10,000         7.00%,    2/1/27           10,917,400
              Kowloon Canton Ry Corporation
   16,500         8.00%,   3/15/10           19,899,495
              Kumgang Korea Chemical Co. Limited
    3,500        7.625%,   6/20/08            3,846,217
              LG Caltex Oil Corporation
    5,000         7.50%,   7/15/07            5,667,000
    3,000         7.75%,   7/25/11            3,454,602
              Malayan Banking Berhad
    3,990        6.125%,    7/6/12            4,104,565

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 17

October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD
              Malaysia (Sovereign)
    5,000         8.75%,    6/1/09     $      6,012,000
   22,000         7.50%,   7/15/11           24,856,700
              MEI Euro Finance Limited
    5,600        10.00%,   3/19/07            5,502,000
              Merrill Lynch & Co., Incorporated
    2,700        12.50%,   9/17/12            2,700,000
              National Power Corporation
    7,000         8.40%,  12/15/16            6,429,500
              Oversea - Chinese Banking Corporation
   13,000         7.75%,    9/6/11           14,782,328
              PCCW-HKTC Capital Limited
   10,400         7.75%,  11/15/11           10,735,141
              People's Republic of China
   10,000         9.00%,   1/15/96           10,635,800
              Petroliam Nasional Berhad
   15,000         7.75%,   8/15/15           16,730,400
              Petronas Capital Limited
    6,800         7.00%,   5/22/12            7,355,560
    4,000        7.875%,   5/22/22            4,148,320
              Philippine Long Distance Telecom
    2,000       10.625%,   5/15/07            1,899,400
    1,000       11.375%,   5/15/12              922,203
    1,000         8.35%,    3/6/17              687,000
              Pohang Iron & Steel Corporation
    4,000        7.125%,   11/1/06            4,454,272
              PT Bank Mandiri Cayman
    1,600       10.625%,    8/2/12            1,632,000
              PTT Exploration & Production
    6,500        7.625%,   10/1/06            7,349,475
              Quezon Power (Philippines) Limited
    7,770         8.86%,   6/15/17            6,073,832
              Reliance Industries Limited
    7,250        10.25%,   1/15/97            6,654,811
              Republic of Philippines
    3,000         7.50%,   9/11/07            3,056,256
   27,750        8.375%,   3/12/09           27,992,812
   11,250        9.875%,   3/16/10           12,234,375
   14,100        9.375%,   1/18/17           14,523,000
    2,000         6.50%,   12/1/17            1,848,532
   32,850        9.875%,   1/15/19           32,028,750
    3,500         9.50%,  10/21/24            3,812,349
    9,936       10.625%,   3/16/25           10,134,720
 USD
              Republic of South Korea
   14,500        8.875%,   4/15/08     $     17,814,700
              Singapore Telecom
    2,600        6.375%,   12/1/11            2,753,400
              SK Corporation
    3,900         7.50%,   5/31/06            4,308,372
              SM Investments Corporation
    4,400         8.00%,  10/16/07            4,367,000
              Telekom Malaysia
    3,000        7.875%,    8/1/25            2,861,400
              Telekomunikasi Selular Finance Limited
    4,000         9.75%,   4/30/07            4,159,244
              Tenaga Nasional Berhad
    7,750        7.625%,    4/1/11            8,260,641
    5,000         7.50%,   11/1/25            4,531,500
   14,000         7.50%,   1/15/96           11,839,800
              Thai Farmers Bank PLC
    2,400         8.25%,   8/21/16            2,374,509
              Total Access Communication Public
    7,150        8.375%,   11/4/06            7,185,750
              Woori Bank
    3,500        3.625%,  10/10/05            3,475,073
    3,500         4.50%,  10/10/07            3,476,897
                                       ----------------
              Total United States
              long-term investments
              (cost $491,676,223)           533,719,366
                                       ----------------
              Total long-term
              investments
              (cost $1,639,116,295)       1,644,594,783
                                       ----------------
SHORT-TERM INVESTMENTS--18.8%
AUSTRALIA--8.3%
Government and Semi-Government--4.7%
Commonwealth of Australia--2.3%
A$
              Commonwealth Bank of Australia
    5,000         6.00%,    8/1/03            2,799,524
    2,800        7.625%,    8/5/03            1,584,008
              Commonwealth of Australia
   45,000         9.50%,   8/15/03           25,887,676
                                       ----------------
                                             30,271,208
                                       ----------------
South Australia--0.8%
              South Australian Financing Authority
   20,000        10.00%,   1/15/03           11,215,801
                                       ----------------

18 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
A$
Victoria--1.6%
              Treasury Corporation of Victoria
   36,000        12.50%,  10/15/03     $     21,404,675
                                       ----------------
              Total Australian
              government and
              semi-government
              (cost $77,609,140)             62,891,684
                                       ----------------
Eurobonds--1.9%
Banking and Finance--1.9%
              GE Capital Australia Limited
   45,000         6.25%,   8/15/03
              (cost $24,068,767)             25,179,306
                                       ----------------
Corporate Bonds--0.1%
Services--0.1%
              Telstra Corporation
    2,000         7.80%,   7/17/03
              (cost $1,444,814)               1,130,749
                                       ----------------
Demand Deposits--1.6%
              Banque National de Paris Demand Deposit
   39,712         4.50%,   11/1/02
              (cost $21,704,699)             22,041,200
                                       ----------------
              Total Australian
              short-term investments
              (cost $124,827,420)           111,242,939
                                       ----------------
KOREA--4.1%
Government Bonds--4.1%
 KRW
              Korea Deposit Insurance Fund Bond
10,000,000        9.99%,  10/23/03            8,994,132
              Korea Monetary Stabilization Bond
10,000,000    Zero Coupon, 7/31/03            7,909,977
              Korea Treasury Bonds
10,000,000        7.10%,  11/10/02            8,212,590
10,000,000        5.88%,    7/6/03            8,255,495
10,000,000        7.70%,   8/16/03            8,374,498
10,000,000        5.07%,   10/8/03            8,210,357
 USD
              South Korea National Debt - Embarc(a)
    5,500         7.70%,   8/18/03            4,759,446
                                       ----------------
              Total Korea short-term
              investments
              (cost $53,516,495)             54,716,495
                                       ----------------
MALAYSIA--0.1%
Government Bonds--0.1%
 MYR
              Malaysia Government Bonds
    2,000        4.427%,   3/31/03
              (cost $526,009)          $        529,666
                                       ----------------
NEW ZEALAND--0.0%
Demand Deposits--0.0%
 NZD
              New Zealand Call Deposit
      515         4.50%,   11/1/02
              (cost $221,254)                   250,498
                                       ----------------
SINGAPORE--0.1%
Government Bonds--0.1%
 SGD
              Singapore Government Bonds
    1,200         3.00%,   11/1/02
              (cost $691,195)                   679,673
                                       ----------------
Corporate Bonds--0.0%
              General Motors Acceptance Corporation
    1,000         3.95%,   4/25/03
              (cost $580,821)                   564,770
                                       ----------------
              Total Singapore
              short-term investments
              (cost $1,272,016)               1,244,443
                                       ----------------
THAILAND--0.2%
Government Bonds--0.0%
 THB
              Thailand Government Bonds
   34,400         8.25%,  10/14/03
              (cost $854,941)                   841,196
                                       ----------------
Corporate Bonds--0.2%
              Advance Information Services PLC
   96,000         6.25%,   3/31/03
              (cost $2,532,844)               2,251,849
                                       ----------------
              Total Thailand
              short-term investments
              (cost $3,387,785)               3,093,045
                                       ----------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 19

October 31, 2002

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
UNITED STATES--6.0%
Yankee Bonds--1.9%
 USD
              Hongkong & Shanghai Banking Corporation
    4,000        Zero Coupon, 12/23/02     $     3,974,436
   16,000         Zero Coupon, 3/26/03          15,718,740
              Republic of South Korea
    5,500         8.75%,       4/15/03           5,684,250
                                           ---------------
              Total United States yankee
              bonds
              (cost $25,211,947)                25,377,426
                                           ---------------
 Repurchase Agreement--4.1%
   55,349     State Street Bank & Trust
              Company 1.72% due 11/1/02
              in the amount of
              $55,351,644 (cost
              $55,349,000; collateralized
              by United States Treasury
              Bonds 8.125% due 5/15/21;
              value including accrued
              interest - $52,030,860,
              Zero Coupon due 1/30/03;
              value including accrued
              interest - $4,432,200,
              total value including
              accrued interest -
              $56,463,060)                 $    55,349,000
                                           ---------------
              Total United States
              short-term investments
              (cost $80,560,947)                80,726,426
                                           ---------------
              Total short-term
              investments
              (cost $264,311,926)              251,803,512
                                           ---------------

------------------------------------------------------------------------------------------
Total Investments--141.5% (cost $1,903,428,221)                               1,896,398,295
Other assets in excess of liabilities--3.3%                                      43,472,866
Liquidation value of preferred stock--(44.8%)                                  (600,000,000)
------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100%                          $ 1,339,871,161
------------------------------------------------------------------------------------------
Net asset value per common share ($1,339,871,161 / 264,654,000 shares of
common stock issued and outstanding)                                                  $5.06
------------------------------------------------------------------------------------------

------------------------------
 * The interest rate reflected for floating rate notes is the rate in effect at October 31, 2002.

** Portfolio securities are listed in currency in which they are traded.

A$--Australian dollar
EUR--Euro
HKD--Hong Kong dollar
JPY--Japanese yen
KRW--South Korean won
MYR--Malaysian ringgit
NZD--New Zealand dollar
PHP--Philippine peso
SGD--Singapore dollar
THB--Thailand baht
USD--United States dollar

(a) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean won.

20 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

Assets
Investments, at value (cost $1,903,428,221)...............   $1,896,398,295
Foreign currency, at value (cost $12,458,194).............       13,199,385
Cash......................................................          551,262
Interest receivable.......................................       33,223,153
Receivable for investments sold...........................        8,477,038
Unrealized appreciation on interest rate and currency
  swaps...................................................        1,299,218
Other assets..............................................          537,130
Unrealized appreciation on forward currency contracts.....          438,221
Due from broker-variation margin..........................          269,195
Prepaid rights offering costs.............................          100,000
                                                             --------------
    Total assets..........................................    1,954,492,897
                                                             --------------
Liabilities
Dividends payable-common stock............................        9,262,890
Withholding taxes payable.................................        1,540,254
Accrued expenses and other liabilities....................        1,249,310
Investment management fee payable.........................          816,850
Dividends payable-preferred stock.........................          705,508
Unrealized depreciation on interest rate swaps............          576,061
Unrealized depreciation on forward currency contracts.....          211,951
Administration fee payable................................          158,912
Payable for rights offering...............................          100,000
                                                             --------------
    Total liabilities.....................................       14,621,736
                                                             --------------
Preferred stock ($.01 par value per share and $25,000
  liquidation value per share applicable to 24,000 shares;
  Note 5).................................................      600,000,000
                                                             --------------
Net Assets Applicable to Common Shareholders..............   $1,339,871,161
                                                             --------------
                                                             --------------
Net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 264,654,000
      shares).............................................   $    2,646,540
    Paid-in capital in excess of par......................    1,813,855,084
                                                             --------------
                                                              1,816,501,624
  Accumulated net investment loss.........................      (11,508,652)
  Accumulated net realized loss on investments............      (23,475,790)
  Net unrealized appreciation on investments..............       26,976,617
  Accumulated net realized and unrealized foreign exchange
    losses................................................     (468,622,638)
                                                             --------------
Net Assets Applicable to Common Shareholders..............   $1,339,871,161
                                                             --------------
                                                             --------------
Net asset value per common share: ($1,339,871,161 /
  264,654,000 shares of common stock issued and
  outstanding)............................................            $5.06
                                                             --------------
                                                             --------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 21

Statement of Operations
Year Ended October 31, 2002

Net Investment Income
Income
  Interest (net of foreign withholding taxes of
    $6,258,722)......................................      $123,996,947
                                                        ------------------
Expenses
  Investment management fee..........................        10,135,504
  Administration fee.................................         2,291,078
  Custodian's fees and expenses......................         2,100,000
  Auction agent's fees and broker commissions........         1,600,000
  Reports to shareholders............................           750,000
  Legal fees and expenses............................           620,000
  Directors' fees and expenses.......................           615,000
  Transfer agent's fees and expenses.................           450,000
  Insurance expense..................................           310,000
  Investor relations fees and expenses...............           185,000
  Independent accountant's fees and expenses.........           165,000
  Miscellaneous......................................           103,052
                                                        ------------------
  Total operating expenses...........................        19,324,634
                                                        ------------------
Net investment income................................       104,672,313
                                                        ------------------
Realized and Unrealized Gains (Losses) on Investments
and Foreign Currencies
Net realized gain (loss) on:
  Investment transactions............................         8,978,062
  Interest rate and currency swaps...................        (1,412,000)
  Financial futures transactions.....................           (27,040)
                                                        ------------------
                                                              7,539,022
                                                        ------------------
Net change in unrealized appreciation (depreciation)
  on:
  Investments........................................         9,848,888
  Interest rate and currency swaps...................          (187,153)
  Financial futures contracts........................           (44,451)
                                                        ------------------
                                                              9,617,284
                                                        ------------------
Net gain on investments..............................        17,156,306
                                                        ------------------
Net increase in net assets from operations before net
  foreign exchange gains.............................       121,828,619
Net realized and unrealized foreign exchange gains...       113,718,938
                                                        ------------------
Net increase in Net Assets from operations...........       235,547,557
                                                        ------------------
Dividends from net investment income to preferred
shareholders.........................................       (12,375,836)
                                                        ------------------
Net Increase In Net Assets Applicable to Common
Shareholders Resulting From Operations...............      $223,171,721
                                                        ------------------
                                                        ------------------

22 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Cash Flows
Year Ended October 31, 2002

Increase (Decrease) in Cash (Including Foreign
Currency)
Cash flows provided from (used in) operating
  activities
  Interest received (excluding premium/discount
    amortization of $14,391,745).....................     $  136,776,801
  Expenses paid......................................        (19,333,888)
  Proceeds from sales/maturities of short-term
    portfolio investments, net.......................        154,592,148
  Purchases of long-term portfolio investments.......       (708,203,778)
  Proceeds from sales of long-term portfolio
    investments......................................        591,663,998
  Dividends and distributions paid to preferred
    shareholders.....................................        (12,528,645)
  Loss on swaps and futures..........................         (1,540,839)
  Other..............................................           (115,239)
                                                        ------------------
    Net cash provided from operating activities......        141,310,558
                                                        ------------------
Cash flows used for financing activities
  Dividends and distributions paid to common
    shareholders.....................................       (119,389,266)
  Cost of Fund shares reacquired in repurchase
    program..........................................         (8,494,873)
                                                        ------------------
    Net cash used for financing activities...........       (127,884,139)
                                                        ------------------
Effect of changes in exchange rate...................         (9,882,010)
                                                        ------------------
Net increase in cash.................................          3,544,409
  Cash at beginning of year..........................         10,206,238
                                                        ------------------
  Cash at end of year................................     $   13,750,647
                                                        ------------------
                                                        ------------------
Reconciliation of Cash Provided From
Operating Activities
Net increase in total net assets resulting from
  operations.........................................     $  223,171,721
                                                        ------------------
  Increase in investments............................         48,178,785
  Net realized gain on investment transactions.......         (7,539,022)
  Increase in unrealized appreciation on forward
  currency contracts.................................             (3,506)
  Net change in unrealized appreciation on
    investments......................................         (9,617,284)
  Net realized and unrealized foreign exchange
    gains............................................       (113,718,938)
  Increase in interest receivable....................         (1,076,124)
  Dividends paid to preferred shareholders...........         12,528,645
  Increase in deferred offering costs payable........            100,000
  Increase in deferred offering costs................           (100,000)
  Net increase in other assets.......................           (115,239)
  Decrease in payable for investments purchased......         (1,780,465)
  Increase in receivable for investments sold........         (8,477,038)
  Decrease in accrued expenses and other
    liabilities......................................             28,218
  Increase in variation margin.......................           (269,195)
                                                        ------------------
    Total adjustments................................        (81,861,163)
                                                        ------------------
Net cash provided from operating activities..........     $  141,310,558
                                                        ------------------
                                                        ------------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 23

Statement of Changes in Net Assets

                                             Year Ended October 31,
                                    ----------------------------------------
                                           2002                  2001
                                    ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..........     $  104,672,313        $  139,812,296
  Net realized gain on investment
    transactions.................          7,539,022             3,740,038
  Net change in unrealized
    appreciation on
    investments..................          9,617,284            68,418,255
                                    ------------------    ------------------
  Net increase in net assets
    resulting from operations
    before net foreign exchange
    gains (losses)...............        121,828,619           211,970,589
  Net realized and unrealized
    foreign exchange gains
    (losses).....................        113,718,938           (73,152,895)
                                    ------------------    ------------------
  Net increase in net assets from
    operations...................        235,547,557           138,817,694
                                    ------------------    ------------------
  Dividends from net investment
    income to preferred
    shareholders.................        (12,375,836)          (29,663,738)
                                    ------------------    ------------------
Net increase in Net Assets
  applicable to common
  shareholders resulting from
  operations.....................        223,171,721           109,153,956
                                    ------------------    ------------------
Dividends from net investment
  income to Common shareholders..        (41,276,180)          (58,797,328)
Tax return of capital
  distribution...................        (75,370,804)          (85,450,731)
                                    ------------------    ------------------
Total dividends and distributions
  to common shareholders                (116,646,984)         (144,248,059)
                                    ------------------    ------------------
Cost of Fund shares reacquired in
  repurchase program (2,127,600
  and 595,700 shares,
  respectively)..................         (8,494,873)           (2,412,750)
                                    ------------------    ------------------
Total increase (decrease) in net
  assets applicable to common
  shareholders...................         98,029,864           (37,506,853)
Net Assets Applicable to
  Common Shareholders
Beginning of year(a).............      1,241,841,297         1,279,348,150
                                    ------------------    ------------------
End of year......................     $1,339,871,161        $1,241,841,297
                                    ------------------    ------------------
                                    ------------------    ------------------
(a) Amounts have been restated to conform to new requirements for presentation of preferred stock under generally accepted accounting principles.

24 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency.

Security Valuation:
The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the 'Procedures') to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily

                                      Aberdeen Asia-Pacific Income Fund, Inc. 25
available are valued at fair value in good faith using methods set forth in the Procedures.

Repurchase Agreements:
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$'), New Zealand dollar ('NZD') and Asian currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting periods;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 2002. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange gains include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the

26 Aberdeen Asia-Pacific Income Fund, Inc.

composition of net assets at October 31, 2002 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at October 31, 2002 was US$.55 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are recorded on the accrual basis. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Changes in Accounting Principles:
As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities for financial statement reporting purposes. This change has no impact on the net asset value of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts of amortization that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The current adjustments for the year ended October 31, 2002 resulted in a decrease to net investment income of $14,105,126, an increase of net realized capital gains of $28,161,311 and a decrease of unrealized appreciation of $14,056,185. The cumulative adjustment upon adoption through October 31, 2001 resulted in a decrease in accumulated net investment income of $53,372,190 and a decrease to net unrealized depreciation on investments of $53,372,190. Because the Fund determines its required distributions under Federal income tax laws, adoption of

                                      Aberdeen Asia-Pacific Income Fund, Inc. 27
this principle does not affect the amount or composition of distributions paid to shareholders.

Forward Currency Contracts:
A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund periodically, depending on the periodic fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Lending:
The Fund's investment policies permit the Fund to lend to banks and

28 Aberdeen Asia-Pacific Income Fund, Inc.

broker-dealers, portfolio securities with an aggregate market value of up to 15% of the Fund's total assets when it deems advisable. Pursuant to a securities lending agreement ('Agreement') between the Fund and State Street Bank and Trust Company ('State Street'), any loans made under the Agreement must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. An amendment to the Agreement provides that the cash collateral may be invested in State Street Navigator Securities Lending Trust, an affiliate of State Street, and proceeds from this investment are divided 70% as to the Fund and 30% as to State Street.

The Agreement also provides that the Fund may terminate the loans at any time and obtain the return of the securities, and that the Fund will continue to receive any interest or dividends obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent. However, under the amendment to the Agreement, State Street will indemnify the Fund in the case of borrower default.

Interest Rate and Currency Swap:
The Fund may engage in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments (one currency for principal and fixed rate interest payments in another currency in the case of interest rate and currency swap) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 29

The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate and currency swap. However, the Fund does not anticipate non-performance by any counterparty.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 6.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Taxes:
For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

                                            Withholding
                         Country             Tax Rate
                   ------------------------------------
                   Australia                     10%
                   Hong Kong                     30
                   Japan                         10
                   Korea                         12
                   Malaysia                      30

30 Aberdeen Asia-Pacific Income Fund, Inc.

                                            Withholding
                         Country             Tax Rate
                   ------------------------------------
                   New Zealand                   10%
                   Philippines                   15
                   Singapore                     30
                   Thailand                      15

Cash Flow Information:
The Fund invests in securities and makes distributions to common shareholders from net investment income and net realized gains from investment and currency transactions, and to the extent necessary, from return of paid-in capital. These distributions are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $4,360,224 to the Investment Adviser during the year ended October 31, 2002.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 31

Prudential Investments LLC (the 'Administrator') serves as administrator to the Fund pursuant to an agreement. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year, the Administrator remitted $240,000 to the Investment Manager for certain compliance related administrative services provided.

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. ('Aberdeen'), an affiliate of the Fund's Investment Manager and Investment Advisor, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2002, the Fund incurred fees of approximately $120,000 for the services of Aberdeen. As of October 31, 2002, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregated $708,129,654 and $600,141,036, respectively.

The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At October 31, 2002 the unrealized appreciation on currency swaps was $1,652,167. The swaps are scheduled to terminate on April 26, 2006.

The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a fixed rate of 4.835%

32 Aberdeen Asia-Pacific Income Fund, Inc.

based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At October 31, 2002 the unrealized depreciation on this interest rate swap was $352,949. The swap is scheduled to terminate on September 6, 2010.

The Fund entered into an interest rate swap agreement on September 16, 2002. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of $200,000,000 and pays interest at a fixed rate of 2.10% subject to periodic resets. At October 31, 2002 the floating rate in effect was 1.82%. The net receipts of payments of such amounts are exchanged every 28 calendar days beginning after October 1, 2002. At October 31, 2002 the unrealized depreciation on this interest rate swap was $576,061. The swap is scheduled to terminate on September 18, 2004.

Net interest income of $782,159 on interest rate and currency swaps earned during the year is included in interest income in the Statement of Operations.

At October 31, 2002 the Fund had outstanding forward currency contracts to buy and sell foreign currency against United States dollars as follows:

                                     Value at
        Foreign Currency            Settlement        Current
         Sale Contract            Date Receivable      Value       Depreciation
--------------------------------  ---------------   -----------   --------------
Thailand Baht
  settlement date 11/29/02          $ 7,788,049     $ 7,838,484     $   50,435
                                  ---------------   -----------   --------------
                                  ---------------   -----------   --------------

                                     Value at
        Foreign Currency            Settlement        Current      Appreciation
       Purchase Contract           Date Payable        Value      (Depreciation)
--------------------------------  ---------------   -----------   --------------
Indian Rupee
  settlement date 11/6/02           $ 8,135,000     $ 8,297,731     $  162,731
  settlement date 11/6/02             4,458,000       4,503,835         45,835

Philippine Peso
  settlement date 1/29/03             6,191,000       6,202,141         11,141

South Korean Won
  settlement date 1/13/03             7,700,000       7,913,416        213,416

Thailand Baht
  settlement date 11/1/02             1,804,000       1,805,933          1,933
  settlement date 11/29/02            8,000,000       7,838,484       (161,516)

Yuan Renminbi
  settlement date 1/24/03             8,316,000       8,319,165          3,165
                                  ---------------   -----------   --------------
                                    $44,604,000     $44,880,705     $  276,705
                                  ---------------   -----------   --------------
                                  ---------------   -----------   --------------

                                      Aberdeen Asia-Pacific Income Fund, Inc. 33

During the year ended October 31, 2002, the Fund entered into financial futures contracts. Details of open contracts at October 31, 2002 are as follows:

                                               Value at        Value at        Unrealized
Number of                      Expiration     October 31,       Trade         Appreciation/
Contracts          Type           Date           2002            Date        (Depreciation)
----------     ------------    -----------    -----------     ----------     ---------------
               Short
               Positions:

               10yr U.S.
               Treasury
   10          Notes             Dec. 02      $1,147,188      $1,116,485        $ (30,703)

               10yr
               Australian
               Treasury
   58          Bonds             Dec. 02       3,041,921       3,030,171          (11,750)

               3yr
               Australian
               Treasury
   60          Bonds             Dec. 02       3,165,630       3,163,632           (1,998)
                                                                             ---------------
                                                                                $ (44,451)
                                                                             ---------------
                                                                             ---------------

Note 4. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities in a way that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments.

For the year ended October 31, 2002, the adjustments were to decrease accumulated net investment loss by $27,208,126, decrease accumulated net realized gain on investments by $29,758,103, decrease accumulated net realized and unrealized foreign exchange losses by $77,920,781 and decrease paid-in capital in excess of par by $75,370,804. Net investment income, net realized losses and net assets were not affected by this change.

For the year ended October 31, 2002, the tax character of total dividends paid to common shareholders as reflected in the Statement of Changes in Net Assets, are

34 Aberdeen Asia-Pacific Income Fund, Inc.

$41,276,180 of ordinary income and $75,370,804 of return of capital distributions.

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2002 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Appreciation
--------------     ------------     ------------     ------------
$1,857,348,511     $64,762,638      $25,712,854      $39,049,784

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differing tax treatment for foreign currencies, loss deferrals and recognition of discount and of premium amortization.

Note 5. Common Stock
There are 400 million shares of common stock authorized. At October 31, 2002, there were 264,654,000 common shares issued and outstanding.

On October 8, 2002, the Fund filed a registration statement with the Securities and Exchange Commission in connection with a proposed transferable rights offering to common shareholders. The purpose of the offering is to enable the Fund to increase its investments in Asian debt securities and increase the Fund's net investment income. For the year ended October 31, 2002, the Fund incurred $100,000 of expenses in connection with the proposed rights offering. These expenses are being deferred and will reduce the future proceeds from the offering. If the Fund does not consummate the rights offering, the deferred expenses will be recognized.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. The weighted average discount rate for the year ended October 31, 2002 was 13.33%. The number of shares repurchased and cancelled under this program for the years ended October 31, 2002 and October 31, 2001 were 2,127,600 and 595,700, respectively.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 35

Note 6. Preferred Stock

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 1.7% to 2.7% during the year ended October 31, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

A recent Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ('EITF D'-98), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of Preferred Shares in the financial statements. To conform with this guidance, the Fund has reclassified its Preferred Stock outside of net assets in the Statement of Assets and Liabilities and restated its Statement of Changes in Net Assets to reflect only net assets applicable to common shareholders.

36 Aberdeen Asia-Pacific Income Fund, Inc.

Note 7. Subsequent Events
On November 18, 2002 and December 11, 2002, the Board of Directors declared a monthly distribution of 3.5 cents per share payable on December 6, 2002 and January 10, 2003 to all shareholders of record as of November 29, 2002 and December 31, 2002 (ex-dividend dates November 26, 2002 and December 27, 2002, respectively).

Subsequent to October 31, 2002, dividends and distributions declared and paid on Preferred Stock totaled approximately $1,338,895 for the nine outstanding preferred share series in the aggregate through December 13, 2002.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 37

Financial Highlights

                                                                    Year
                                                                   Ended
                                                                October 31,
                                                                  2002###
                                                            --------------------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of year......        $     4.65
                                                                   --------
Net investment income....................................               .40
Net realized and unrealized gain (loss) on investments
  and foreign currencies.................................               .50
                                                                   --------
 Total from investment operations........................               .90
                                                                   --------
Dividends from net investment income to preferred
  shareholders...........................................              (.05)
Dividends from net investment income to common
  shareholders...........................................              (.16)
Tax return of capital distribution.......................              (.28)
Distributions from net capital and currency gains to
  preferred shareholders.................................                --
Distributions from net capital and currency gains to
  common shareholders....................................                --
                                                                   --------
 Total dividends and distributions.......................              (.49)
                                                                   --------
Capital reduction with respect to issuance of shares.....                --
Increase resulting from Fund share repurchase............                --##
                                                                   --------
Net asset value per common share, end of year............              5.06
                                                                   --------
                                                                   --------
Market price per common share, end of year...............        $     4.25
                                                                   --------
                                                                   --------
TOTAL INVESTMENT RETURN BASED ON(D):
Market value.............................................             17.01%
Net asset value..........................................             19.65%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATA#:
Expenses(D)(D)...........................................              1.51%
Net investment income available to common shareholders...              7.21%
Portfolio turnover rate..................................                36%
Net assets of common shareholders, end of period (000
  omitted)...............................................        $1,339,871
Average net assets of common shareholders (000
  omitted)...............................................        $1,280,112
Senior securities (preferred stock) outstanding (000
  omitted)...............................................        $  600,000
Asset coverage of preferred stock at period-end..........               326%

------------------------------
    * Calculated based upon average shares outstanding during the year.
    D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
      Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
   DD Includes expenses of both preferred and common stock.
    # Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, 1.03%, .98%, .95% and .95%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 8.18%,
      10.76%, 10.52%, 9.79% and 10.72%, respectively. Ratios to average net assets of preferred stock dividends are .97%, 2.28%, 2.30%, 1.45% and 2.21%, respectively.
   ## Less than $0.005 per share.
  ### Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and
      Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05 and increase net realized and unrealized gain
      (loss) per share by $0.05 and decrease the ratio of net investment income from 8.31% to
      7.21%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.

38 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

                  Year Ended October 31,
-----------------------------------------------------------
   2001            2000            1999            1998
-----------     -----------     -----------     -----------
$      4.78     $      6.20     $      7.33     $      8.85
-----------     -----------     -----------     -----------
        .53             .60             .67             .82
       (.01)          (1.28)           (.35)          (1.45)
-----------     -----------     -----------     -----------
        .52            (.68)            .32            (.63)
-----------     -----------     -----------     -----------
       (.11)           (.13)           (.10)           (.17)
       (.22)           (.39)           (.63)           (.51)
       (.32)           (.21)             --              --
         --            (.01)           (.02)             --
         --              --            (.09)           (.21)
-----------     -----------     -----------     -----------
       (.65)           (.74)           (.84)           (.89)
-----------     -----------     -----------     -----------
         --              --            (.61)             --
         --##            --              --              --
-----------     -----------     -----------     -----------
$      4.65     $      4.78     $      6.20     $      7.33
-----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------
$      4.02     $      3.86     $      6.00     $     5.625
-----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------
      18.74%         (26.73)%         20.96%         (23.19)%
      10.91%         (12.19)%         (5.15)%         (8.10)%
       1.51%           1.36%           1.26%           1.47%
       8.48%           8.22%           8.34%           8.51%
         47%             64%             89%             61%
$ 1,241,841     $ 1,279,346     $ 1,657,365     $ 1,428,142
$ 1,299,044     $ 1,530,638     $ 1,775,894     $ 1,485,690
$   600,000     $   600,000     $   600,000     $   600,000
        308%            316%            376%            338%

 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 39

Report of Independent Accountants

To the Shareholders and Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the 'Fund') at October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 16, 2002

40 Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited)

As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 2002) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 2002, the Fund paid dividends and distributions to common shareholders of $.16 and $.28 of net investment income and return of capital, respectively. During fiscal year 2002, the Fund paid amounts for dividends and distributions to preferred shareholders from net investment income and capital gains as shown in the table below. These dividends do not qualify for the 70% dividends received deduction for corporations.

The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                       Net
                                                                    Dividends
                                                      Foreign          and
                                            Gross      Taxes      Distributions
Common Shares                              Amount       Paid          Paid
----------------------------------------   -------    --------    -------------
Distributions:
  Foreign Source                           $.3246      $.0260        $ .2986
  United States                             .1414          --          .1414
                                           -------    --------    -------------
                                           $.4660      $.0260        $ .4400
                                           -------    --------    -------------
                                           -------    --------    -------------
Preferred Shares
-------------------------------------------------------------------------------
Series A:
Ordinary Income:
  Foreign Source                           $402.15     $25.77        $376.38
  United States                             163.93         --         163.93
                                           -------    --------    -------------
                                           $566.08     $25.77        $540.31
                                           -------    --------    -------------
                                           -------    --------    -------------
Series B:
Ordinary Income:
  Foreign Source                           $397.53     $25.47        $372.06
  United States                             162.04         --         162.04
                                           -------    --------    -------------
                                           $559.57     $25.47        $534.10
                                           -------    --------    -------------
                                           -------    --------    -------------

                                      Aberdeen Asia-Pacific Income Fund, Inc. 41

                                                                       Net
                                                                    Dividends
                                                      Foreign          and
                                            Gross      Taxes      Distributions
Common Shares                              Amount       Paid          Paid
----------------------------------------   -------    --------    -------------
Series C:
Ordinary Income:
  Foreign Source                           $382.93     $24.54        $358.39
  United States                             156.09         --         156.09
                                           -------    --------    -------------
                                           $539.03     $24.54        $514.49
                                           -------    --------    -------------
                                           -------    --------    -------------
Series D:
Ordinary Income:
  Foreign Source                           $390.46     $25.02        $365.44
  United States                             159.16         --         159.16
                                           -------    --------    -------------
                                           $549.62     $25.02        $524.60
                                           -------    --------    -------------
                                           -------    --------    -------------
Series E:
Ordinary Income:
  Foreign Source                           $378.11     $24.23        $353.88
  United States                             154.13         --         154.13
                                           -------    --------    -------------
                                           $532.24     $24.23        $508.01
                                           -------    --------    -------------
                                           -------    --------    -------------
Series F:
Ordinary Income:
  Foreign Source                           $379.96     $24.35        $355.62
  United States                             154.88         --         154.88
                                           -------    --------    -------------
                                           $534.85     $24.35        $510.50
                                           -------    --------    -------------
                                           -------    --------    -------------
Series G:
Ordinary Income:
  Foreign Source                           $384.75     $24.65        $360.10
  United States                             156.84         --         156.84
                                           -------    --------    -------------
                                           $541.59     $24.65        $516.93
                                           -------    --------    -------------
                                           -------    --------    -------------
Series H:
Ordinary Income:
  Foreign Source                           $385.24     $24.69        $360.55
  United States                             157.04         --         157.04
                                           -------    --------    -------------
                                           $542.28     $24.69        $517.59
                                           -------    --------    -------------
                                           -------    --------    -------------
Series I:
Ordinary Income:
  Foreign Source                           $385.92     $24.73        $361.19
  United States                             157.31         --         157.31
                                           -------    --------    -------------
                                           $543.23     $24.73        $518.50
                                           -------    --------    -------------
                                           -------    --------    -------------

42 Aberdeen Asia-Pacific Income Fund, Inc.

Although the Fund has made the election required to make this foreign tax credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

In January 2003 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 2002 federal income tax returns.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 43

Capital Structure (Unaudited)

                                 SHARE CAPITAL

-----------------------------------------------------------------------------------------------------
Authorized                  Issued
-----------------------------------------------------------------------------------------------------
400,000,000                 264,654,000        Common stock, $0.01 par value per share
24,000                           24,000        Preferred stock, $25,000 liquidation value per
                                                share
-----------------------------------------------------------------------------------------------------

                                CAPITAL HISTORY

-----------------------------------------------------------------------------------------------------
                                            Common Stock
-----------------------------------------------------------------------------------------------------
April 11, 1986                   10,723        Seed Shares issued to Equitilink International
                                                Management Ltd. (former name of the Investment
                                                Manager of the Fund) at $9.33
April 24, 1986               85,643,095        Initial public offering of common stock at $9.31
                                                per share
Quarter ended July 1986          24,698        Shares issued through dividend reinvestment
                                                program
January 15, 1987                215,277        Shares issued through dividend reinvestment
                                                program
Quarter ended July 1989          60,825        Shares issued through dividend reinvestment
                                                program
Quarter ended January           447,154        Shares issued through dividend reinvestment
 1992                                           program
                              1,184,955        Common stock dividend paid
Quarter ended April 1992        334,574        Shares issued through dividend reinvestment
                                                program
Quarter ended July 1992         341,430        Shares issued through dividend reinvestment
                                                program
October 9, 1992              13,177,779        Rights offering of common stock at $9.75 per
                                                share
Quarter ended October           363,896        Shares issued through dividend reinvestment
 1992                                           program
Quarter ended January           443,783        Shares issued through dividend reinvestment
 1993                                           program
Quarter ended April 1993        301,318        Shares issued through dividend reinvestment
                                                program
                                559,335        Common stock dividend paid
Quarter ended July 1993         452,926        Shares issued through dividend reinvestment
                                                program
Quarter ended October           474,075        Shares issued through dividend reinvestment
 1993                                           program
November 12, 1993            17,311,869        Rights offering of common stock at $9.48 per
                                                share
Quarter ended January           532,983        Shares issued through dividend reinvestment
 1994                                           program
Quarter ended July 1994       1,053,232        Shares issued through dividend reinvestment
                                                program
Quarter ended October           541,952        Shares issued through dividend reinvestment
 1994                                           program
Quarter ended January           177,377        Shares issued through dividend reinvestment
 1995                                           program
                                702,496        Common stock dividend paid
May 5, 1995                  30,723,350        Rights offering of common stock at $7.64 per
                                                share
Quarter ended January           568,703        Shares issued through dividend reinvestment
 1996                                           program
May 29, 1996                 38,911,951        Rights offering of common stock at $8.03 per
                                                share
Quarter ended October           184,572        Shares issued through dividend reinvestment
 1997                                           program
November 2, 1998             71,991,921        Rights offering of common stock at $5.30 per
                                                share
Quarter ended October           641,051        Shares issued through dividend reinvestment
 1999                                           program
Quarter ended July 2001        (590,700)       Buy back of common stock
Quarter ended October            (5,000)       Buy back of common stock
 2001
Quarter ended January        (1,562,200)       Buy back of common stock
 2002
Quarter ended April 2002       (520,700)       Buy back of common stock
Quarter ended July 2002         (44,700)       Buy back of common stock
-----------------------------------------------------------------------------------------------------

44 Aberdeen Asia-Pacific Income Fund, Inc.

-----------------------------------------------------------------------------------------------------
                                           Preferred Stock
-----------------------------------------------------------------------------------------------------
Authorized                  Issued
-----------------------------------------------------------------------------------------------------
January 19, 1989                  2,000        Preferred stock issuance
                                                (Series A-750 shares, B-750 shares & C-500
                                                shares)
                                                (Liquidation value $200 Million)
August 2, 1989                    1,000        Preferred stock issuance (Series D)
                                                (Liquidation value $100 Million)
December 23, 1992                   500        Preferred stock issuance (Series E)
                                                (Liquidation value $50 Million)
December 20, 1993                   500        Preferred stock issuance (Series F)
                                                (Liquidation value $50 Million)
July 27, 1995                     3,000        Preferred stock issuance (Series G)
                                                (Liquidation value $75 Million)
April 25, 1996                   12,000        Preferred stock split 4 to 1 (Series A, B, C, D,
                                                E, F)
September 10, 1996                5,000        Preferred stock issuance
                                                (Series H-2,500 shares & I-2,500 shares)
                                                (Liquidation value $125 million)
-----------------------------------------------------------------------------------------------------

                                      Aberdeen Asia-Pacific Income Fund, Inc. 45

Other Information (Unaudited)

Dividend Reinvestment and Cash Purchase Plan.--Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

EquiServe Trust Company N.A. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

46 Aberdeen Asia-Pacific Income Fund, Inc.

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 47

Management of the Fund (Unaudited)

Board of Directors Information

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed 'interested persons' (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading 'Interested Directors.' Directors who are not interested persons as described above are referred to in the table below under the heading 'Independent Directors.'

Interested Directors

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert**             Chairman of   Term expires    Mr. Gilbert is the Chief          2        Aberdeen Global Income
One Albyn Place                 the Board;    2003; Director  Executive and an Executive                 Fund, Inc., Aberdeen
Aberdeen, AB10 1YG              Class III     since 2001      Director of Aberdeen Asset                 Asia-Pacific Income
United Kingdom                  Director                      Management PLC, which was                  Investment Company
                                                              established in 1983 and is                 Limited.
Age: 47                                                       the parent company of the
                                                              Fund's Investment Manager                  Mr. Gilbert is also a
                                                              and Investment Adviser. He                 Director of foreign funds
                                                              is one of the founding                     advised by entities
                                                              directors of Aberdeen                      affiliated with the
                                                              Asset Management PLC and                   Investment Manager and the
                                                              has been involved in the                   Investment Adviser.
                                                              investment management
                                                              industry since 1982, after
                                                              he qualified as a
                                                              chartered accountant. He
                                                              has been Chairman of the
                                                              Board of the Fund and of
                                                              Aberdeen Global Income
                                                              Fund, Inc. since 2001. He
                                                              has been a Director of
                                                              Aberdeen Asset Management
                                                              Limited (the Fund's
                                                              Investment Adviser) and
                                                              Aberdeen Asset Managers
                                                              (C.I.) Limited (the Fund's
                                                              Investment Manager) since
                                                              2001.

Beverley Hendry**               Class I       Term as         Mr. Hendry served as              1
300 Las Olas Place              Director;     Director        Executive Director of
300 S.E. 2nd Street,            Assistant     expires 2004;   Aberdeen Asset Management
Suite 820                       Treasurer     Director since  PLC (parent company of the
Fort Lauderdale, FL 33301                     2001            Fund's Investment Manager
                                                              and Investment Adviser)
Age: 49                                                       from 1991 to 2002. He has
                                                              also served as Chief
                                                              Executive Officer of
                                                              Aberdeen Fund Managers,
                                                              Inc. (affiliate of the
                                                              Fund's Investment Manager
                                                              and Investment Adviser)
                                                              since 1995. Mr. Hendry has
                                                              been a Director of
                                                              Aberdeen Asset Managers
                                                              (C.I.) Limited (the Fund's
                                                              Investment Manager) since
                                                              2001.

Brian M. Sherman**              Class II      Term expires    Mr. Sherman has 36 years          1        Aberdeen Asia-Pacific
2 Paddington Street             Director      2005; Director  experience in                              Income Investment Company
Paddington, NSW 2021 Australia                since 1986      international funds                        Limited; EquitiLink
                                                              management, stockbroking,                  Holdings Pty. Limited
Age: 59                                                       and in particular, 24                      (holding company);
                                                              years in the funds                         Aberdeen Leaders Limited
                                                              management industry in                     (investment company); Ten
                                                              Australia, managing money                  Network Holdings
                                                              in equities and

48 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 49

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
                                                              bonds. He was Chairman of
                                                              the Fund from 2000 to 2001
                                                              and President of the Fund
                                                              to 2001. Until December
                                                              2000, he was Chairman and
                                                              Joint Managing Director of
                                                              the Fund's Investment
                                                              Adviser, and a Director of
                                                              the Fund's Investment
                                                              Manager.

                                                              Mr. Sherman was also Vice
                                                              President and a Director
                                                              from 1992 to 2000, and
                                                              Chairman from 1995 to
                                                              2000, of Aberdeen Global
                                                              Income Fund, Inc.;
                                                              President from 1985 to
                                                              2001 and Director from
                                                              1985 to 2000 of Aberdeen
                                                              Australia Equity Fund,
                                                              Inc.; Joint Managing
                                                              Director from 1986 to 2001
                                                              and Chairman from 1995 to
                                                              2001 of Aberdeen
                                                              Asia-Pacific Income
                                                              Investment Company
                                                              Limited; Joint Managing
                                                              Director from 1988 to 2000
                                                              of EquitiLink Limited
                                                              (holding company); and a
                                                              Director of Equitilink E
                                                              Link Ltd. from 1998 to
                                                              2002 (listed investment
                                                              company). Mr. Sherman was
                                                              a Director of the Sydney
                                                              Olympic Games Organizing
                                                              Committee (SOGOC) from
                                                              1996 until 2000. He is
                                                              currently Chairman of
                                                              Sherman Group Limited, an
                                                              investment company;
                                                              Chairman of Sonic
                                                              Communications Pty.
                                                              Limited; and Chairman of                   Limited (television
                                                              Pulse International Pty.                   network); Kirman Pty.
                                                              Limited. Mr. Sherman has                   Limited; Kirman Holdings
                                                              also been President of the                 Pty. Limited; Hestian Pty.
                                                              Australian Museum Trust                    Limited; EIML Australia
                                                              (since 2000).                              Pty. Limited.

---------------------------
 * Aberdeen Australia Equity Fund, Inc. and Aberdeen Global
   Income Fund, Inc. have a common Investment Manager and
   Investment Adviser with the Fund, and may thus be deemed to be part of the same 'Fund Complex' as the Fund.

** Mr. Sherman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset
   Management PLC, the parent company of the Fund's
   Investment Manager and Investment Adviser. Messrs.
   Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund's Investment
   Manager and Investment Adviser.

50 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 51

Independent Directors

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
Anthony E. Aaronson             Class I       Term expires    Mr. Aaronson is owner of          2        Aberdeen Australia Equity
110 E. 9th Street               Director      2004; Director  Tony Aaronson Textiles. He                 Fund, Inc.
Suite 721B                                    since 1986      was a Director of the
Los Angeles, CA 90079                                         Textile Association of Los
                                                              Angeles from 1997 to 2000.
Age: 65                                                       Mr. Aaronson has extensive
                                                              experience in the
                                                              management of private
                                                              investments. He served as
                                                              Chairman of the Audit
                                                              Committee of the Fund from
                                                              the inception of the Fund
                                                              until 2000.

David L. Elsum, A.M.            Class III     Term expires    Mr. Elsum has over 20             3        Aberdeen Australia Equity
9 May Grove                     Director      2003; Director  years of experience in                     Fund, Inc.; Aberdeen
South Yarra, Victoria 3141                    since 1986      investment and insurance                   Global Income Fund, Inc.;
Australia                                                     markets. He was a member                   Aberdeen Asia-Pacific
                                                              of the Corporations and                    Income Investment Company
Age: 65                                                       Securities Panel of the                    Limited; Melbourne
                                                              Australian Securities                      Wholesale Fish Market Pty.
                                                              Commission until 2000, a                   Ltd.; Queen Victoria
                                                              member of the Australian                   Market Pty. Ltd.
                                                              Federal Government                         (municipal market);
                                                              Administrative Appeals                     Financial Planning
                                                              Tribunal until 2001,                       Association Limited
                                                              Chairman of Audit Victoria                 (industry association);
                                                              (government statutory                      Aberdeen Leaders Limited
                                                              authority) from 1997 to                    (investment company).
                                                              2000, and has been a
                                                              member of the State of
                                                              Victoria Regulator-General
                                                              Appeal Panel since 2001.
                                                              Mr. Elsum is Chairman of
                                                              Stodart Investment Pty.
                                                              Ltd. Previously, he was
                                                              founding Managing Director
                                                              of Capel Court Investment
                                                              Bank, and Chief Executive
                                                              of several major public
                                                              companies, including The
                                                              MLC Limited (insurance)
                                                              and President of the State
                                                              of Victoria Superannuation
                                                              Fund (pension fund
                                                              management).

Howard A. Knight                Class II      Term expires    Mr. Knight has over 30            2        Aberdeen Australia Equity
421 Glenbrook Road, #2          Director     2005; Director   years of experience in                     Fund, Inc.; Lions Gate
Stamford, CT 06906                            since 1993      financial markets and has                  Entertainment Corp. (film
                                                              been actively involved in                  production and
Age: 60                                                       the Australian financial                   distribution); Agaton
                                                              markets for more than 25                   Fitness AG.
                                                              years. From 1991 to 1994,
                                                              he served as President of
                                                              Investment Banking, Equity
                                                              Transactions and Corporate
                                                              Strategy at Prudential
                                                              Securities. From 1996 to
                                                              2001, Mr. Knight served as
                                                              Vice Chairman and Chief
                                                              Operating

52 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 53

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Officer of SBS
                                                              Broadcasting SA (European
                                                              television and radio
                                                              broadcasting), where he
                                                              was actively involved in
                                                              investment management and
                                                              capital markets. Mr.
                                                              Knight is currently an
                                                              independent director and
                                                              management adviser.

P. Gerald Malone                Class II      Term expires    Mr. Malone has been               1        Aberdeen Asia-Pacific
861 Coronation Road             Director      2005; Director  chairman or a director of                  Income Investment Company
Park Royal                                    since 2001      several companies in the                   Limited.
London NW 107PT                                               health care industry since
United Kingdom                                                1998. He has been Chairman
                                                              since 2000 and a Director
Age: 52                                                       since 1999 of Regent GM
                                                              Laboratories Ltd. (generic
                                                              pharmaceutical
                                                              manufacturer); Director of
                                                              Chiltern Invadex plc
                                                              (manufacturers of patient
                                                              handling and showering
                                                              equipment) since 1999; a
                                                              Director of Ultrasis plc
                                                              (developers of health care
                                                              software) since 2000, a
                                                              Director of European
                                                              Growth and Income Trust
                                                              plc (investment trust)
                                                              since 2000, a Director
                                                              ofQuinta dos Pinhieros
                                                              Limited (real estate)
                                                              since 2001; and a Director
                                                              of Sense-Sonic Limited.
                                                              Mr. Malone was Minister of
                                                              Health between 1994 and
                                                              1997, and a Member of
                                                              Parliament from Winchester
                                                              between 1992 and 1997. Mr.
                                                              Malone was the Executive
                                                              Editor of The European in
                                                              1998.

Neville J. Miles                Class I       Term expires    Mr. Miles has over 20             3        Aberdeen Australia Equity
2 Paddington Street             Director      2004; Director  years of international                     Fund, Inc.; Aberdeen
Paddington, NSW 2021 Australia                since 1996      investment banking                         Global Income Fund, Inc.;
                                                              experience. He was                         Aberdeen Asia-Pacific
Age: 56                                                       formerly head of Corporate                 Income Investment Company
                                                              Treasury at Westpac                        Limited; Aberdeen Leaders
                                                              Banking Corporation and                    Limited (investment
                                                              Managing Director of Ord                   company).
                                                              Minnett Securities Limited
                                                              (stockbrokers). Mr. Miles
                                                              has extensive experience
                                                              in the areas of corporate
                                                              acquisitions and equity
                                                              offerings.

                                                              Mr. Miles is currently an
                                                              investor and real estate
                                                              developer. He has served,
                                                              for over five years, as a
                                                              Director of Ballyshaw Pty.
                                                              Ltd. (investing/consulting)
                                                              and Dawnglade Pty. Ltd.
                                                              (real estate investment),

54 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 55

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
                                                              and has served as a
                                                              Director of Villepen Pty.
                                                              Ltd. (real estate
                                                              investment company) since
                                                              1999; Sonic Communications
                                                              Pty. Ltd. since 2000, and
                                                              Commsecure Limited since
                                                              2002.

Peter J. O'Connell              Class III     Term expires    Mr. O'Connell is involved         2        Aberdeen Australia Equity
3 Spring Street                 Director      2003; Director  in modern technology                       Fund, Inc.
Suite 8, Level 6                              since 1999      developments, has
Sydney, NSW 2000                                              extensive business
Australia                                                     experience in the Asian
                                                              region, and has served as
Age: 49                                                       an international mergers
                                                              and acquisitions lawyer in
                                                              this region. Mr. O'Connell
                                                              is admitted as a solicitor
                                                              in Australia and he has
                                                              been Chief Executive
                                                              Officer of Smart Device
                                                              Marketing Company since
                                                              2001. Mr. O'Connell has
                                                              also served as Chief
                                                              Executive Officer of Lang
                                                              Holdings (Aust) Pty. Ltd.
                                                              (technology consulting)
                                                              since 2001; and Chief
                                                              Executive Officer of Ten
                                                              Ventures Pty. Ltd.
                                                              (establishment of
                                                              media-based internet
                                                              businesses) from 1999
                                                              until 2000. Mr. O'Connell
                                                              was Chief of Operations of
                                                              Consolidated Press
                                                              Holdings Pty. Limited
                                                              (supervision of private
                                                              equity investments) from
                                                              1997 to 1999; Chief
                                                              Executive Officer (from
                                                              1994 to 1996) and Director
                                                              (from 1994 to 1999) of
                                                              Hargrave Consultants Pty.
                                                              Ltd., (technology
                                                              consulting).

William J. Potter               Class II      Term expires    Mr. Potter has extensive          3        Aberdeen Australia Equity
236 West 27th Street            Director      2003; Director  experience in investment                   Fund, Inc.; Aberdeen
3rd Floor                                     since 1986      banking and fund                           Global Income Fund, Inc.;
New York, NY 10001                                            management. Mr. Potter has                 Aberdeen Asia-Pacific
                                                              held senior positions with                 Income Investment Company
Age: 54                                                       Toronto Dominion Bank,                     Limited; National Foreign
                                                              Barclays Bank PLC, and                     Trade Counsel (trade
                                                              Prudential Securities,                     association); Alexandria
                                                              Inc., as well as board of                  Bancorp (banking group in
                                                              director positions with                    Cayman Islands); E.C.
                                                              investment funds involving                 Power, Inc. (energy
                                                              over $20 billion in assets                 company); Alexandria
                                                              since 1983. Mr. Potter has                 Funds.
                                                              been involved in the
                                                              Australian capital markets
                                                              since 1974, including
                                                              management and board of
                                                              director positions with a
                                                              noted Australian brokerage
                                                              house. Mr. Potter is
                                                              President of a U.S.

56 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 57

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
                                                              investment bank and has
                                                              securities licenses in
                                                              both the U.S. and Canada.
                                                              Mr. Potter also has
                                                              extensive securities
                                                              underwriting experience in
                                                              various capital markets
                                                              with an emphasis on
                                                              natural resources.

                                                              Mr. Potter is currently
                                                              President of Ridgewood
                                                              Group International Ltd.,
                                                              an international
                                                              consulting and merchant
                                                              banking company, and
                                                              President of Ridgewood
                                                              Capital Funding, Inc., a
                                                              private placement
                                                              securities firm.

Peter D. Sacks                  Class II      Term expires    Mr. Sacks is currently            3        Aberdeen Australia Equity
445 King Street West,           Director      2005; Director  Managing Partner of Toron                  Fund, Inc.; Aberdeen
4th Floor                                     since 1993      Capital Markets, Inc., a                   Global Income Fund, Inc.;
Toronto, Ontario M5V 1K4                                      company he established in                  Aberdeen Asia-Pacific
Canada                                                        1988 to design and manage                  Income Investment Company
                                                              customized equity, fixed                   Limited; Aberdeen G7
Age: 57                                                       income and currency                        Trust; First Horizon
                                                              portfolios for individual                  Holdings Ltd.; First
                                                              and corporate clients. Mr.                 Horizon Capital Corp.;
                                                              Sacks serves on the Boards                 Cirrus Financial Concepts
                                                              of Directors of Toron                      Inc.
                                                              Capital Markets, Inc.
                                                              (portfolio management),
                                                              Toron Capital Management,
                                                              Ltd. and Toron Asset
                                                              Management, Inc.

Dr. Anton E. Schrafl            Preferred     Current term    Dr. Schrafl was Deputy            2        Aberdeen Global Income
Wiesenstrasse 7                 Stock         expires 2003;   Chairman of Holcim                         Fund, Inc.; Aberdeen
8008 Zurich                     Director      Director since  Limited, a global                          Asia-Pacific Income
Switzerland                                   1998            manufacturer and                           Investment Company
                                                              distributor of cement and                  Limited.
Age: 70                                                       allied products until May
                                                              2002. He currently serves
                                                              as Chairman of the Board
                                                              of Directors of Dynavest,
                                                              AG, a corporation focusing
                                                              on investments. Dr.
                                                              Schrafl is also on the
                                                              Board of Directors of
                                                              Organogenesis, Inc., a
                                                              medical products company
                                                              involved in
                                                              biotechnological tissue
                                                              engineering, and Apogee
                                                              Technology Inc., a
                                                              manufacturer of digital
                                                              amplifiers.

John T. Sheehy                  Preferred     Current term    Mr. Sheehy has over 30            3        Aberdeen Australia Equity
560 Sylvan Avenue               Stock         expires 2003;   years' experience in                       Fund, Inc.; Aberdeen
Englewood Cliffs, NJ            Director      Director since  investment banking with                    Global Income Fund, Inc.;
07632                                         1986            companies such as J.P.                     Aberdeen Asia-Pacific
                                                              Morgan & Company and Bear,                 Income Investment Company
Age: 60                                                       Stearns & Co. Inc. His                     Limited.
                                                              specialty areas include
                                                              securities valuation,
                                                              public offerings

58 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 59

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)      Office*                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
                                                              and private placements of
                                                              debt and equity
                                                              securities, mergers and
                                                              acquisitions and
                                                              management buyout
                                                              transactions. He has been
                                                              Senior Managing Director
                                                              of B.V. Murray and Company
                                                              (investment banking) since
                                                              2001, and Managing Member
                                                              of The Value Group LLC
                                                              (private equity) since
                                                              1997.

---------------------------
 * Aberdeen Australia Equity Fund, Inc. and Aberdeen Global
   Income Fund, Inc. have a common Investment Manager and
   Investment Adviser with the Fund, and may thus be deemed to be part of the same 'Fund Complex' as the Fund.

Information Regarding Officers who are Not Directors

                                                 Term of
                                Position(s)      Office**
                                Held With     and Length of    Principal Occupation(s)
Name, Address and Age           the Fund       Time Served      During Past Five Years
----------------------------------------------------------------------------------------
Hugh Young                      President     Since 2001      Managing Director of
21 Church Street                                              Aberdeen Asset Management
#01-01 Capital Square Two                                     PLC (parent company of the
Singapore 049480                                              Fund's Investment Manager
                                                              and Investment Adviser)
Age: 44                                                       (from 1991 to 2002);
                                                              Managing Director of
                                                              Aberdeen Asset Management
                                                              Asia Limited (affiliate of
                                                              the Fund's Investment
                                                              Manager and Investment
                                                              Adviser) (since 1992);
                                                              Managing Director of
                                                              Aberdeen International
                                                              Fund Managers Limited
                                                              (affiliate of the Fund's
                                                              Investment Manager and
                                                              Investment Adviser) (since
                                                              2000); Director of the
                                                              Investment Manager and the
                                                              Investment Adviser (since
                                                              2001); Chairman of the
                                                              Board of Directors of
                                                              Aberdeen Australia Equity
                                                              Fund, Inc.

Michael Karagianis              Vice          Since 2002      Vice President (since
One Bow Churchyard              President                     2002) and Assistant Vice
London EC4M 9HH                                               President (from 2001 to
United Kingdom                                                2002) of the Fund;
                                                              Director of Economics and
Age: 37                                                       Investment Strategy of the
                                                              Fund's Investment Adviser
                                                              (since 1999); Director of
                                                              Portfolio

60 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 61

                                                 Term of
                                Position(s)      Office**
                                Held With     and Length of    Principal Occupation(s)
Name, Address and Age           the Fund       Time Served      During Past Five Years
----------------------------------------------------------------------------------------
                                                              Investment of County
                                                              Investment Management
                                                              (from 1995 to 1999).

Christian Pittard               Treasurer     Since 2001      Managing Director of the
P.O. Box 641                    and                           Fund's Investment Manager
One Seaton Place                Assistant                     (since 2001); Managing
St. Helier, Jersey JE4          Secretary                     Director of Aberdeen
8YJChannel Islands                                            Private Wealth Management
                                                              (affiliate of the Fund's
Age: 29                                                       Investment Manager and
                                                              Investment Adviser);
                                                              Chartered Accountant, KPMG
                                                              (from 1994 to 1998) and
                                                              Quorum Trust Group (1998).

Roy M. Randall                  Secretary     Since 1986      Partner of Stikeman,
Level 40, Chifley Tower                                       Elliott, Australian
Two Chifley Square                                            counsel to the Fund.
Sydney, NSW 2000
Australia
Age: 66

---------------------------
 * The named officer holds the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global
   Income Fund, Inc., both of which may be deemed to be part of the same 'Fund Complex' as the Fund.

** Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 19, 2002.

62 Aberdeen Asia-Pacific Income Fund, Inc.
                                  Aberdeen Asia-Pacific Income Fund, Inc. 63

Directors                         Officers

Martin J. Gilbert, Chairman       Hugh Young, President
Anthony E. Aaronson               Michael Karagianis, Vice President
David L. Elsum                    Christian Pittard, Treasurer and
Beverley Hendry                    Assistant Secretary
Howard A. Knight                  Roy M. Randall, Secretary
P. Gerald Malone                  James Blair, Assistant Vice President
Neville J. Miles                  Beverley Hendry, Assistant Treasurer
Peter J. O'Connell                Timothy Sullivan, Assistant Treasurer
William J. Potter                 Simon Bignell, Assistant Treasurer
Peter D. Sacks                    Jack R. Benintende, Assistant Treasurer
Anton E. Schrafl                  Allan S. Mostoff, Assistant Secretary
John T. Sheehy                    Margaret A. Bancroft, Assistant Secretary
Brian M. Sherman                  Sander M. Bieber, Assistant Secretary


This report, including the Financial Statements herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                                       Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Investment Manager           Aberdeen Asset Managers (C.I.) Limited
                             P.O. Box 578, 17 Bond Street
                             St. Helier, Jersey JE45XB Channel Islands

Investment Advisor           Aberdeen Asset Management Limited
                             Level 6, 201 Kent Street
                             Sydney, NSW 2000, Australia

Administrator                Prudential Investments LLC
                             Gateway Center Three
                             100 Mulberry Street
                             Newark, NJ 07102-4077

Custodian                    State Street Bank and Trust Company
                             One Heritage Drive
                             North Quincy, MA 02171

Transfer Agent               EquiServe Trust Company, N.A.
                             P.O. Box 43011
                             Providence, RI 02940-3011

Auction Agent                Deutsche Bank
                             Four Albany Street
                             New York, NY 10006

Independent Accountants      PricewaterhouseCoopers LLP
                             1177 Avenue of the Americas
                             New York, NY 10036

Legal Counsel                Dechert
                             1775 Eye Street, N.W.
                             Washington, DC 20006

                             Stikeman Elliott
                             Level 40, Chifley Tower
                             Two Chifley Square
                             Sydney, NSW 2000, Australia

Investor Relations           Aberdeen Asset Management
                             45 Broadway, 31st Floor
                             New York, NY 10006
                             (800) 522-5465 or (212) 968-8800
                             or e-mail us at:
                             InvestorRelations@aberdeen-asset.com

                                   (LOGO)
                                  Aberdeen
                               ASSET MANAGERS

                  Aberdeen Asset Managers (C.I.) Limited

 The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net aset value and market price is published weekly in Barron's and in the Monday edition of
                           The Wall Street Journal.

                                 003009107